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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

        Date of report (Date of earliest event reported): March 30, 2001

                           Commission File No. 0-24833

                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                               95-4763404
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     (State or Other Jurisdiction of                (I.R.S. Employer
      Incorporated or Organization)                Identification No.)

  2 South Pointe Drive, Lake Forest, CA                   92630
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 (Address of principal executive Offices)               (ZIP Code)

                                 (949) 672-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 30, 2001 FutureLink Corp. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired. Not Applicable.

     (b)  Pro Forma Financial Information. Not Applicable.

     (c)  Exhibits

          99.1 Press Release dated March 30, 2001, of the Registrant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FUTURELINK CORP.

Date: April 2, 2001                        By: /s/ Richard M. White
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                                               Richard M. White,
                                               Executive Vice President,
                                               Chief Financial Officer

                                  EXHIBIT INDEX

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
Exhibit
Number     Description
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
  99.1     Press Release dated March 30, 2001, of the Registrant.
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